STATEMENT OF ADDITIONAL INFORMATION

Caritas All-Cap Growth Fund
Ticker Symbol: CTSAX

September 28, 2010

A series of the
Starboard Investment Trust
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069
Telephone 1-800-773-3863

TABLE OF CONTENTS

Page
OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	9
PORTFOLIO TRANSACTIONS	10
DESCRIPTION OF THE TRUST	11
MANAGEMENT AND OTHER SERVICE PROVIDERS	13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	20
SPECIAL SHAREHOLDER SERVICES	22
DISCLOSURE OF PORTFOLIO HOLDINGS	23
NET ASSET VALUE	24
ADDITIONAL TAX INFORMATION	24
FINANCIAL STATEMENTS	27
APPENDIX A – DESCRIPTION OF RATINGS	28
APPENDIX B – PROXY VOTING POLICIES	32

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Caritas All-Cap Growth Fund, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Caritas All-Cap Growth Fund should be made solely upon the information contained herein.  Copies of the Caritas All-Cap Growth Fund prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Caritas All-Cap Growth Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Caritas All-Cap Growth Fund prospectus.

OTHER INVESTMENT POLICIES

Starboard Investment Trust (“Trust”) was organized on May 13, 2009 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Vilas Fund (the “Fund”) is a separate, diversified series of the Trust.  The Fund’s investment advisor is Caritas Capital LLC (the “Advisor”).  The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Fund’s prospectus and this Statement of Additional Information.

Equity Securities.  The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible securities, warrants and depository receipts.  Prices of equity securities in which the Fund invests  may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Common Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities.  The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (GNMA), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), and The Tennessee Valley Authority (TVA).  U.S. Government securities may also be acquired subject to repurchase agreements.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Investment Companies.  The Fund will invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds and exchange traded funds.  The Fund expects to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (“1940 Act”) when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority, or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of the Financial Industry Regulatory Authority, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock.  To the extent these limitations apply to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.

Exchange Traded Funds.  An exchange traded fund (“ETF”) is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s net asset values; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Fund may invest in all types of debentures, including corporate and government debentures.

Asset Coverage for Certain of the Fund’s Investments.  To the extent that the Fund invests in options, futures, other derivatives, or similar investments or engages in short sales, the Fund will comply with the applicable asset segregation requirements of no-action letters issued by the SEC and SEC Release 10666.

Derivative Instruments Risk.  When the Fund enters into short sales, options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions.  Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund hold or intend to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

The Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded.  Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out a position.  In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions.  For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts securities market and interest rate trends, the Fund may lose money by investing in derivatives.  For example, if the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Options.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund is expected to earn interest income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Short Sales.  The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, the Fund will, in compliance with Section 18 of the 1940 Act and SEC Release 10666, segregate liquid assets (such as cash and U.S. Government securities) on the Fund’s books or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the securities sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

In addition, the Fund may make short sales “against the box.”  A short sale is against the box to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Swaps.  The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.  In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Forward Commitment and When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements.  A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security.  The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Advisor will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.

Illiquid Investments.  The Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 100%.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions.  As a matter of fundamental policy:

(1)  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

(2)  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act of 1940 generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

(3)  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

(4)  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

(6)  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

(7)  Diversification. With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in obligations of the United States Government, its agencies, or instrumentalities.

(8)	Concentration. The Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to a maximum of 25% of the Fund’s total assets.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

(1)  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(2) Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

(3)  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

(4) Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Except for Permitted Senior Securities and borrowings, if a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Fund.  Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

For the fiscal year ended May 31, 2010 the Fund paid brokerage commissions in the amount of $12,276.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of nine series: the Fund managed by the Advisor, the Presidio Multi-Strategy Fund managed by Presidio Capital Investments, LLC; the WynnCorr Value Fund managed by WynnCorr Capital Management, LLC; the GlobalAfrica Equity Fund, GlobalAfrica Infrastructure Fund, GlobalAfrica Natural Resources Fund and GlobalAfrica Income Fund, each managed by Wambia Capital Management; and the FMX Growth Allocation Fund and FMX Total Return Fund managed by FolioMetrix.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in the Fund’s prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted an Amended and Restated Rule 18f-3 Multi-class Plan that contains the general characteristics of and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson Age: 78	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	9
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies)..

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	9
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; New Providence Investment Trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.

J. Buckley Strandberg Age: 50	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	9	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991-2006
Michael G. Mosley Age: 57	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	9	None
Interested Trustee
Theo H. Pitt, Jr. Age: 74	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 to 2008.	9
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Other Officers
Matthew R. Lee Age: 28 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
C. Thanh Nguyen Age: 31 1777 Borel Place, Suite 415, San Mateo, CA 94402	Treasurer (Presidio Multi-Strategy Fund)	Since 2/10	Chief Investment Officer of Presidio Capital Investments, LLC since 2006; Manager of institutional and high net worth clients for Goldman Sachs & Co. from 1999 -2006	n/a	n/a
Jordan E. Song Age: 25 1600 Golf Road, Suite 1200, Rolling Meadows, IL 60008	President and Treasurer (WynnCorr Value Fund)	Since 2/10
Chief Investment Officer WynnCorr Capital Management, LLC since 2009; managed investments for separate accounts using a similar strategy as the Fund from 2005-2009; student at Purdue University from 2004-2007
				n/a	n/a
Joseph M. Wambia Age: 55 14404 Autumn Crest Road, Boyds, Maryland 20841	President and Treasurer (GlobalAfrica Mutual Funds)	Since 2/10
Managing Member of Wambia Capital Management, LLC since 2006; Audit Manager (Capital Markets) for Fannie Mae from 2005 to 2006; Senior Auditor (Operations/Portfolio) for World Bank from 2002 to 2005; Senior Treasury Financial Analyst/Officer for World Bank from 2001 to 2002; Manager (Portfolio) for World Bank from 2000 to 2000; Senior Financial Analyst & Asia Region Portfolio Manager for World Bank from 1992 to 1999; Senior Policy & Strategy Officer for World Bank from 1990 to 1992; Senior Economist & Africa Region Portfolio Manager for World Bank from 1986 to 1990; HR Manager for World Bank from 1984 to 1986; Economist & East Africa Country Sector Leader for World Bank from 1980 to 1984
				n/a	n/a
D. Jerry Murphey Age: 52 9940 SW Arborcrest Way Portland, OR 97225	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julie M. Koethe Age: 29 9940 SW Arborcrest Way Portland, OR 97225	Treasurer (FMX Funds)	Since 4/10
Vice President of Accounting and Administration for FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriting (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a
Robert G. Fontana Age: 40 5950 Fairview Road Suite 610 Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
T. Lee Hale, Jr. Age: 32	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manger for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 33	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Mr. Pitt is an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.  Mr. Pitt is considered an interested person of the Trust because he is a consultant to The Nottingham Company, the administrator of the Funds.

The Board met five (5) times during the fiscal year ended May 31, 2010.  Mr. Brinson and Mr. Strandberg attended all of the Board meetings, and Mr. Speed attended four (4) of the Board meetings in the fiscal year ended May 31, 2010.  Mr. Mosley and Mr. Pitt were not yet Board members when the five meetings were held, so they did not attend any meetings of the Board during the fiscal year ended May 31, 2010.

Board Structure

The Trust’s Board of Trustees includes one interested Trustee and four independent Trustees, one of which, Mr. Brinson, is Chairman of the Board of Trustees.  The Board believes its current leadership structure is appropriate given the Trust’s and the Board’s current and historical small size and the fact that this size permits Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider electing additional independent trustees in the future, particularly if the Trust’s size and/or complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Presidents of the Trust and the Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as President of a company in the business of private investing.  Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Strandberg has business experience as President of an insurance and property management company.  Mr. Mosley has had business experience as an owner of a real estate company. Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary.  The Audit Committee also serves as the Trust's qualified legal compliance committee.  The Audit Committee met two times during the fiscal year ended May 31, 2010.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee will meet only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended May 31, 2010.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2009 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustee In Family of Investment Companies*
Jack E. Brinson	A	A
James H. Speed, Jr.	A	A
J. Buckley Strandberg	A	A
Michael G. Mosley	A	A
Theo H. Pitt, Jr.	A	A

* Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  Because the Fund has not been in operation for a full year, the following table presents the estimated compensation for each Trustee for its first full fiscal year.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Jack E. Brinson	$2,000	None	None	$17,000
James H. Speed, Jr.	$2,000	None	None	$17,000
J. Buckley Strandberg	$2,000	None	None	$17,000
Michael G. Mosley	$2,000	None	None	$17,000
Interested Trustee
Theo H. Pitt, Jr.	None	None	None	None

*Each of the Trustees serves as a Trustee to all series of the Trust.

Codes of Ethics.  The Trust and Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust and Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust and Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of August 31, 2010, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of the Fund.  On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of August 31, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
NFS LLC FEBO First National Bank PO Box 168 Shelby NC, 28151	221,756.239 shares	42.09%*
Palba & Co. The Palmetto Bank Trst PO Box 49 Laurens, SC 29360	184,052.388 shares	34.93%*

*Deemed a “control person” of the Fund as defined by applicable SEC regulations.  Such control may affect the voting rights of other shareholders.  For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

Investment Advisor.  Information about the Advisor, Caritas Capital LLC (the “Advisor”), located at 5950 Fairview Road, Suite 610-A, Charlotte, North Carolina 28210, and its duties and compensation as Advisor is contained in the Fund’s prospectus.  The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty by the Trust on 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. The Advisor has contractually agreed to waive all or part of its advisory fee and to reimburse expenses at least until October 31, 2011, to ensure that the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquired fund fees and expenses) will not exceed 1.70% of average daily net assets for Fund shares.  For the fiscal year ended May 31, 2010, the Advisor waived all of its advisory fees for its services to the fund in the amount of $17,398 and reimbursed the Fund $26,056 in expenses.

Portfolio Managers.  The Fund’s portfolios will be managed on a day-to-day basis by Robert G. Fontana. As of May 31, 2010, he was responsible for the management of the following types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$3,500,000	0	$0

Conflicts of Interest.  When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.  Each portfolio manager’s compensation varies with the general success of the Advisor as a firm.  Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor’s assets under management.  Each portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of May 31, 2010 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert G. Fontana	B

Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of the Fund, is at the following annual rates: 0.175% of the Fund’s first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on the next $50 million, and 0.075% on average daily net assets over $200 million, with a monthly minimum general administration fee of $3,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $750 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund.  The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $100 million of each Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $5,000.  The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For the fiscal year ended May 31, 2010 the Administrator received $9,275 in general administration fees after waiving $391 and $6,889 in fund accounting fees after waiving $4,068.

Distributor.  The Fund will conduct a continuous offering of their securities.  Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority.   The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Fund’s shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Fund. For the fiscal year ended May 31, 2010 the Distributor received $3,098 after waiving $382.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund (the “Plan”).  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee at an annual rate of 0.25% of the Fund’s average daily net assets as compensation for the Distributor’s account maintenance services and as compensation for the Distributor’s sales of the Fund.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund’s shares during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.  The Fund charges a Rule 12b-1 fee at the annual rate of 0.25% of average daily net assets.  The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Custodian.  Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for the Fund’s assets.  The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The Custodian’s compensation is subject to a minimum annual amount of $5,000 for the Fund.

Compliance Services Administrator.  The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  Fees paid to NCS for these compliance services are paid by the Administrator.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BrookWeiner, L.L.C.  to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund’s federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Malik Law Group LLC serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Fund’s prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Fund’s prospectus:

Purchases.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above.  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Fund’s prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Purchases In Kind.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Fund’s Net Asset Value” in the Fund’s prospectus.

Sales Charges.  The public offering price of shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $24,999	5.75%	6.10%	5.50%
$25,000 to $49,999	5.50%	5.82%	5.25%
$50,000 to $99,999	4.75%	4.99%	4.50%
$100,000 to $249,999	3.75%	3.90%	3.50%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	0.75%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers that have agreements with the Distributor.  The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA.  None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

Concurrent Purchases.  For purposes of qualifying for a lower front-end sales charge for shares of the Fund, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge.  For example, if a shareholder concurrently purchases shares in one of the future series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases shares in a Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase shares of the Fund at the public offering price applicable to the total of (i) the total public offering price of the shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for shares of the Fund by executing a letter of intent.  A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Prospectus for the shares of the Fund or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund  or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption.  If the other fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference.  In addition, the shares of the Fund to be acquired must be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups.  Reductions in front-end sales charges apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell its shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor.  The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Redemptions.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

Involuntary Redemptions.  In addition to the situations described in the Fund’s prospectus under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Fund’s prospectus, or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Fund’s prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

Caritas All-Cap Growth Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365

Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Fund’s prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Fund may accept investments in the Fund with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industries Regulatory Authority.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.  Other than Fund’s Form N-CSR and Form N-Q, shareholders and other persons generally may not be provided with information regarding the Fund’s portfolio holdings.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Fund’s prospectuses and statement of additional information, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the Advisor determines that the Fund have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities or currencies.  Any income derived by a series from a partnership or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning on or before December 31, 2010, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (28% for 2009) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended May 31, 2010, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.  You may request a copy of the Fund’s annual and semi-annual reports at no charge by calling the Fund at 1-800-773-3863.

APPENDIX A –DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

Trust’s Proxy Voting Disclosure Policy

Introduction

The Trust has adopted a Proxy Voting Policy used to determine how the funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, each fund has, subject to the oversight of the Trust’s Board, delegated to its respective Advisor the following duties: (1) to make the proxy voting decisions for the fund; and (2) to assist the funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act.

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of a fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as described above).

The Advisor has adopted a Proxy Voting Policy set forth below which it uses to vote proxies for its clients, including the funds.

I.           Specific Proxy Voting Policies and Procedures

A.   General

The Trust and the funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the funds are committed to voting corporate proxies in the manner that best serves the interests of the fund’s shareholders.

B.           Delegation to the Advisor

The Trust’s believes that each fund’s Advisor is in the best position to make individual voting decisions for the funds consistent with this Policy.  Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties:

1. to make the proxy voting decisions for the applicable funds; and
2. to assist the applicable funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the fund cast its vote; and (d) whether the fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve each Advisor’s Proxy Voting and Disclosure Policy (the “Advisor Voting Policy”) as it relates to the applicable funds.  The Board must also approve any material changes to the Advisor Voting Policy no later than six (6) months after adoption by the Advisor.

C.           Conflicts

In cases where a matter with respect to which a fund was entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand, the fund shall always vote in the best interest of the fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the fund’s shareholders when a vote is cast consistent with (a) a specific voting policy as set forth in the Advisor Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Trust’s Proxy Voting Committee (as defined below).

II.           Fund Disclosure

A.           Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The funds shall disclose this Policy to their respective shareholders.  The funds will notify shareholders in the SAI and their respective shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Trust’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The funds will send the description of this Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.           Disclosure of the Fund’s Complete Proxy Voting Record

Each fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act on Form N-PX, their respective complete proxy voting records for the twelve month period ended June 30 by no later than August 31 of each year.

Each fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the fund was entitled to vote:

(i)          The name of the issuer of the portfolio security;
(ii)         The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)        The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)        The shareholder meeting date;
(v)         A brief identification of the matter voted on;
(vi)        Whether the matter was proposed by the issuer or by a security holder;
(vii)       Whether the fund cast is vote on the matter;
(viii)      How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)         Whether the fund cast its vote for or against management.

Each fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the fund’s website, if applicable.  If a fund discloses its proxy voting record on or through its website, the fund shall post the information disclosed in the Trust’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Trust’s website at a specified Internet address; and (2) on the SEC’s website.  If a fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.           Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;
(ii) Proxy Statements received regarding each fund’s securities;
(iii) Records of votes cast on behalf of each fund; and
(iv) A record of each shareholder request for proxy voting information and the applicable fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The funds may rely on proxy statements filed on the SEC EDGAR system instead of keeping their own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

IV.           Proxy Voting Committee

A. General

The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how each fund should cast its vote, if called upon by the Board, when a matter with respect to which the fund is entitled to vote presents a conflict between the interest of the fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.

B. Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.           Other

This Policy may be amended, from time to time, as determined by the Board.

Proxy Voting Policies and Procedures of Caritas Capital LLC

A proxy is a written authorization given by a holder of securities to another party. The proxy authorizes the authorized party to represent the owner of the securities at a meeting.

A.           “Routine Proxy Matters”

“Routine Proxy Matters” means proposals that are routine and that do not, in the judgment of the Company, diminish or threaten shareholder value.  Examples include:

1.	Subject to limitations set forth below, the election of directors, and voting on the following related matters: number of directors, terms of office, share ownership requirements for directors;
2.	Selection or ratification of outside auditors;
3.	Frequency of directors’ attendance at meetings;
4.	Reports to shareholders following annual meetings;
5.	Stock splits or fractional stock dividends;
6.	Changing the name of the issuer;
7.	Number of meetings of directors held each year;
8.	Application for listing of securities on a stock exchange;
9.
Subject to limitations set forth below, remuneration of directors, management and employees, including wages, salaries, stock options, thrift, profit or pension plans, bonuses and other incentives or compensation (collectively, “Compensation Proposals”); and

10.	Subject to limitations set forth below, indemnification of officers and directors.

B.           “Non-Routine Proxy Matters”

“Non-Routine Proxy Matters” means all proposals other than Routine Proxy Matters. Examples include, but are not limited to:

1.	Proposals which affect voting rights of securities holders;
2.	Acquisitions, mergers, spin-offs, and similar corporate transactions;
3.	Amendments to Articles of Incorporation or bylaws (including, but not limited to, changing the number of shares authorized or the alteration of preemptive voting rights);
4.	Changing the state of organization;
5.	Anti-takeover measures, including, but not limited to, minimum price restrictions, supermajority approval requirements for takeover transactions, or staggered-year election of directors;
6.	Any proxy solicitation other than one on behalf of management of the issuer; and
7.	In general, any proposal which could diminish or threaten shareholder wealth or control.

C.           Voting Policies of the Company

1.           Investment Benefit Standard

All proxies will be voted for the investment benefit of clients who own the corresponding securities.

2.           Voting on Routine Proxy Matters

Routine proxy matters generally will be voted in accordance with the recommendations of the issuer’s management. Nonetheless, the Company reserves the right to vote otherwise where it judges such action to be for the investment benefit of the affected clients. In addition, voting on Routine Proxy Matters is subject to the following limitations:

a)	The Company may vote for an alternate slate of directors where a strong case can be made that doing so will lead to a more timely realization of shareholder value;
b)	The Company may vote against Compensation Proposals that are, in the judgment of the Company, excessive or unduly dilutive;
c)	The Company will not vote for an indemnification proposal if it relieves directors of liability for breaches of the duty of loyalty or for unlawful acts; and
d)	The Company will not vote for an indemnification proposal that does not contain limiting language satisfactory to the Company (the Company does not endorse blanket indemnification).

3.           Voting on Non-Routine Proxy Matters

An appropriate investment officer of the Company will evaluate each Non-Routine Proxy Matter carefully, case-by-case.  The Company will vote the proxy in a manner that it judges will tend to maximize value to the security holder over the long term. The Company is guided by the following principles in making this judgment:

a)
If the proposal is unlikely to reduce rights of security holders or to have a material adverse effect on the long term value of the client’s security, then the Company will vote according to the recommendation of the issuer’s management.

b)
If, in the judgment of the Company, a proposal might cause a material adverse effect on long term value of the client’s security, the Company will vote AGAINST the proposal. Examples could include (but are not limited to):

(1)	Proposals that are designed to make a takeover of the issuer more difficult;
(2)	“Poison pill” provisions in Articles of Incorporation or bylaws;
(3)	Other “shark-repellent” or anti-takeover measures;
(4)	A change in the state of incorporation (if, for example, the intent or effect is anti-takeover in nature);
(5)	Proposals that unfairly enrich or protect management to the detriment of members of the class of security holders;
(6)	Abolition of cumulative voting for directors;
(7)	Staggered terms of office for directors;
(8)	Proposals pertaining to preemptive rights of security holders;
(9)	Establishment of supermajority voting requirements; and
(10)	“Golden parachutes” for management or plans which provide for excessive compensation.

c)
If a proposal is one that rescinds previous anti-takeover measures in the issuer’s bylaws or that enhances rights of holders of the class of securities owned by the client, then the Company generally will vote FOR the proposal. Proposals in this category could include (but are not limited to):

(1)	Confidential voting in corporate elections;
(2)	Shareholder consideration of “golden parachute” management severance agreements;
(3)	Elimination of “poison pill” management entrenchment devices;
(4)	An alternate slate of directors, if, in the judgment of the Company, a strong case can be made that voting for the alternate slate will lead to a more timely realization of shareholder value.

d)	The foregoing guidelines are intended to be illustrative and not exhaustive. They do not supersede the judgment of the investment officer who evaluates the merits of a particular proposal.

4.           Proposals Specific to Mutual Funds

The Company may invest in Exchange Traded Funds or other mutual funds. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of the Company to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

In such instances, the Company will issue a letter similar to the following to the Underlying Funds:

Dear _____ [NAMED PROXY ON BALLOT]:

Thank you for your proxy statement dated __________.

PLEASE READ THIS LETTER CAREFULLY AS IT PROVIDES VOTING INSTRUCTIONS NOT AVAILABLE ON THE ATTACHED BALLOT. [BOLD]

The Caritas All-Cap Growth Fund, the owner of the shares to be voted, is itself an open-end mutual fund (an unaffiliated "Fund of Funds") under the Investment Company Act of 1940, as amended (the "1940 Act").  As a Fund of Funds, the Caritas All-Cap Growth Fund is subject to Rule 12d-1(f) under the 1940 Act. Rule 12d-1(f) requires that shares of underlying investment companies be voted "in the same proportion as the vote of all other holders of such security."

Therefore, our voting instructions for this proxy are as follows:

With respect to each proposal on the attached proxy ballot, please vote our shares in the same proportion as the vote of all other holders of such security. [BOLD]

Please call me at (704) 553-8778 with any comments or questions.

Sincerely,